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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): November 16, 2005

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                                AARON RENTS, INC.
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             (Exact name of Registrant as Specified in its Charter)

            Georgia                     1-13941                58-0687630
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(State or other Jurisdiction of       (Commission             (IRS Employer
 Incorporation or Organization)       File Number)         Identification No.)

            309 E. Paces Ferry Road, N.E.
                   Atlanta, Georgia                            30305-2377
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       (Address of principal executive offices)                (Zip code)

       Registrant's telephone number, including area code: (404) 231-0011

                                 Not Applicable
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          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

     On November 16, 2005 Ingrid Saunders Jones resigned as a director of Aaron Rents, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             AARON RENTS, INC.


                                             By:  /s/ Gilbert L. Danielson
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                                                  Gilbert L. Danielson
                                                  Executive Vice President,
Date: November 22, 2005                           Chief Financial Officer